UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                November 17, 2008


                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
      ----------------------------------             ----------
       (Address of principal executive               (Zip Code)
                   offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 17, 2008, United States Steel Corporation amended the Long-Term Incentive Compensation Program (the "LTI Program") Administrative Regulations to its 2005 Stock Incentive Plan. The amendment provides that, in the case of a participant's death or disability, all unvested stock options, restricted stock and restricted stock unit awards will vest immediately. Previously, the Administrative Regulations provided that a prorated number of unvested awards would vest depending upon the number of months worked during the current vesting period. The revision will be applied to all outstanding and prospective stock options, restricted stock and restricted stock unit awards under the LTI Program.

Also, the method for prorating unvested performance awards was modified in the case of a death or disability. Additionally, the definition of retirement under the LTI Program was amended to conform to the retirement definition under the participant's applicable retirement plan/program for his or her home country.

A copy of the administrative regulations is filed herewith as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

          (d)  Exhibits

               10.1 Administrative Regulations for the Long-Term Incentive
                    Compensation Program under the United States Steel Corporation 2005 Stock Incentive Plan, as such regulations were amended November 17, 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Senior Vice President & Controller

Dated:  November 20, 2008